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                              CONSENT AND WAIVER

        THIS CONSENT AND WAIVER is entered into this 28th day of March, 1996 between BENTON OIL AND GAS COMPANY OF LOUISIANA (the "Borrower"), BENTON OIL AND GAS COMPANY ("Parent"), NEW YORK GAS FUND I ("Gas Fund") and CHRISTIANIA BANK
OG KREDITKASSE ("Source Lender").  The parties entered  into a Credit
Agreement dated as of December 27, 1994 (the "Agreement").

        The Parent has entered into an agreement (the "Sale Agreement") with Shell Offshore, Inc. ("Shell"), to sell substantially all of its United States oil and gas properties (the "U.S. Properties") for a total purchase price of $35,400,000, as adjusted. Such a sale would constitute an Event of Default under the terms of the Agreement. Concurrent with such sale, the Company will repay all of the borrowings under the Agreement. In connection therewith, the Gas Fund and Source Lender have agreed to waive certain terms of the Agreement based on the agreements by the Borrower and Parent contained herein.

        NOW, THEREFORE, the parties agree:

        1. OFFER OF PREPAYMENT. (A) Pursuant to the terms of the Sale Agreement, it is anticipated that the U.S. Properties will be sold on or before April 30, 1996 (the "Sale Date"). Provided that the sale occurs on or prior to the Sale Date, the Parent and the Borrower agree that in consideration of this waiver and consent set forth in Section 2 below, on the Sale Date, the Company shall prepay the outstanding principal amount due under the Agreement, together with interest accured to the Sale Date. If the sale of the U.S. Properties occurs, failure to pay the principal amount and accured interest on the Sale Date, plus any breakage costs or other costs associated with the prepayment as applicable, shall constitue an Event of Default under the terms of the Agreement.

        (B) Section 2.8 of the Agreement requires that the Company give Source Lender at least 10 days notice prior to prepayment of the Credit. Accordingly, the parties agree that the notice requirements of Section 2.8 are waived to the extent such requirements are inconsistent with the prepayment terms described above.

        2. CONSENT AND WAIVER. Gas Fund and Source Lender, hereby consent to the sale of substantially all of the Company's U.S. Properties under the terms of the Sale Agreement. From and after December 31, 1995, Gas Fund and Source Lender hereby waive any covenants, any Default or Event of Default relating to covenants contained in Section 5.2(d), (h) and (n) of the Agreement. The waivers described herein shall lapse and be of no further force and effect if for any reason the Sale Date shall not occur prior to April 30, 1996.

        3. EXCLUSIVITY. This Consent and Waiver is not and shall not be deemed to be a waiver of any other provisions of the Agreement except as specifically set forth in this Consent and Waiver. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

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        4.   GOVERNING LAW.  THIS CONSENT AND WAIVER IS TO BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

        5. COUNTERPARTS. This Consent and Waiver may be executed simultaneously in two or more counterparts. Each of which shall be deemed an original, and it shall not be necessary in making proof of this Waiver to produce or account for more than one such counterpart.

        This Waiver is excuted under seal as of the date first above written.

                              BENTON OIL AND GAS COMPANY
                              By:_______________________
                                      Title:

                              BENTON OIL AND GAS COMPANY OF LOUISANA
                              By:_______________________
                                      Title:

                              NEW YORK GAS FUND I

                              By: Tenneco Ventures Corporation, General Partner

                              By: EnCap Ventures, L.C. its General Partner

                                        By:____________________

                              CHRISTIANA BANK OF KREDITKASSE, NEW YORK BRANCH

                              By:________________________
                                        Title: